UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 18, 2016, County Bancorp, Inc. (the “Company”) issued a press release announcing the approval by the shareholders of Fox River Valley Bancorp, Inc. (“Fox River Valley”) of the merger between the Company and Fox River Valley.  A copy of that press release is attached hereto as Exhibit 99.1.

In addition, on March 15, 2016, the board of directors of the Company set the date of the Company’s 2016 annual meeting of shareholders at Tuesday, June 21, 2016 (the “2016 Annual Meeting”), and anticipates that proxy statements will be mailed in late May 2016. The date of the 2016 Annual Meeting will be more than 30 days after to the anniversary of the Company’s 2015 annual meeting of shareholders, which was held on May 19, 2015.  As a result, pursuant to Rule 14a‑8 under the Securities Exchange Act of 1934, as amended, the deadline for receipt of shareholder proposals for inclusion in the Company’s proxy statement for the 2016 Annual Meeting has been set at April 29, 2016. In order for a proposal under Rule 14a‑8 to be considered timely, it must be in writing and be received by the Secretary of the Company at 860 North Rapids, Manitowoc, Wisconsin 54221-0700 on or prior to April 29, 2016. All shareholder proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement for the 2016 Annual Meeting.

In addition, the Company’s Bylaws provide that a shareholder wishing to nominate a candidate for election to the Board of Directors or to have any other matter considered by the shareholders at the annual meeting must give the Company written notice of such proposal, together with specified accompanying information, not less than ninety (90) days prior to the annual meeting in order to be considered at the meeting.  Because the date of the 2016 Annual Meeting will be more than 30 days after the anniversary of the Company’s 2015 annual meeting of shareholders, the deadline for receipt of such proposals and related information has been set at May 20, 2016.  However, such proposals will not be included in the Company’s 2016 annual meeting proxy statement unless they further comply with the requirements set forth in the paragraph above.  The purpose of this provision of the Bylaws is to assure adequate notice of and information regarding any such matter as to which shareholder action may be sought. No notices have been received to date relating to the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release of County Bancorp, Inc. dated March 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTY BANCORP, INC.

Date: March 18, 2016	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary